UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 23, 2020

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Hub Group, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	0-27754	36-4007085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 Clearwater Drive

Oak Brook, Illinois 60523

(Address of Principal Executive Offices) (Zip Code)

(630) 271-3600

(Registrant's telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock	HUBG	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 23, 2020, Hub Group, Inc. (the "Company") announced that Terri A. Pizzuto, its Executive Vice President, Chief Financial Officer and Treasurer, will retire effective as of June 30, 2020. Ms. Pizzuto will remain with the Company through June 30, 2021 (the "Employment Termination Date") in a non-executive role in order to assist with the transition of her duties. She will continue to vest in any previously granted equity awards that vest on or before the Employment Termination Date, and all other equity awards will be forfeited as of that date. Compensation arrangements with respect to her transitional role have not yet been determined, and when determined, the Company will appropriately amend this current report on Form 8-K.

The Company also announced that Geoff DeMartino and Kevin Beth will be appointed, effective July 1, 2020, to the positions of Executive Vice President and Chief Financial Officer and Executive Vice President and Chief Accounting Officer, respectively.

Mr. DeMartino, age 42, joined Hub Group in 2016 as Vice President, Corporate Development and Strategy. Prior to joining the Company, he spent fifteen years in a variety of financial roles that included corporate development and investment banking. Compensation arrangements with respect to his promotion to Executive Vice President and Chief Financial Officer have not yet been determined, and when determined, the Company will appropriately amend this current report on Form 8-K.

Mr. Beth, age 45, joined Hub Group in 2003 as Corporate Controller and, since 2007, has served as Corporate Controller and Assistant Treasurer. He is a Certified Public Accountant. Compensation arrangements with respect to his promotion to Executive Vice President and Chief Accounting Officer have not yet been determined, and when determined, the Company will appropriately amend this current report on Form 8-K.

Item 7.01. Regulation FD Disclosure.

On April 23, 2020, the Company issued the press release that is furnished as Exhibit 99.1 to this Current Report on Form 8-K and that is incorporated by reference into this Item announcing the retirement of Ms. Pizzuto and the promotions of Messrs. DeMartino and Beth.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired. Not applicable
(b) Pro forma financial information. Not applicable
(c) Shell company transactions. Not applicable
(d) Exhibits. See Exhibit Index to this report.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Hub Group, Inc. dated April 23, 2020
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hub Group, Inc.

Date: April 23, 2020	By:	/s/ Terri A. Pizzuto
Terri A. Pizzuto
Executive Vice President, Chief Financial Officer and Treasurer